UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22904

                         Evanston Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

1560 Sherman Avenue, Suite 960

                             Evanston, Illinois 60201

(Address of principal executive offices) (Zip code)

Scott Zimmerman

1560 Sherman Avenue, Suite 960

                         Evanston, Illinois 60201

(Name and address of agent for service)

Copies of Communications to:

Pablo Man

Clair E. Pagnano

K&L Gates LLP

1 Lincoln Street

Boston, Massachusetts 02111

(617) 261-3100

Registrant’s telephone number, including area code:        (847) 328-4961

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b) Not applicable.

Evanston Alternative Opportunities Fund

Financial Statements

As of and for the year ended March 31, 2022

with Report of Independent Registered Public Accounting Firm

Evanston Alternative Opportunities Fund

Financial Statements

For the year ended March 31, 2022

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for Evanston Alternative Opportunities Fund (the “Fund”) for the fiscal year ended March 31, 2022.

The Fund’s Investment Approach

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund is a “fund of funds” formed to invest substantially all of its assets in investment vehicles often referred to as hedge funds (“Portfolio Funds”) that are managed by independent investment managers (“Portfolio Fund Managers”). The Fund generally allocates its assets to Portfolio Funds whose Portfolio Fund Managers invest in one or more of the following strategy areas: Long/Short Equity, Event Driven, Relative Value and Global Asset Allocation.

Performance Review

General Fund and Market Commentary

U.S. and global equities rallied for the reporting period (S&P 500 Index +15.7% and MSCI World Index +10.1%) as market participants grew increasingly optimistic about the global economic reopening from the COVID-19 pandemic. However, concerns about persistently high inflation readings, more hawkish rhetoric from central banks, and rising geopolitical risks prompted heightened volatility and risk aversion as the reporting period wore on. As the prospects for tighter monetary policy increased, 10-year U.S. Treasury yields rose from 1.69% on April 1, 2021 to 2.32% on March 31, 2022, prompting bonds to sell off for the reporting period and causing valuation multiples to sharply retrench across a large swath of high-growth stocks.

The Fund’s Class I Shares returned -2.3% and the Fund’s Class A Shares returned -3.0% for the reporting period, underperforming the HFRI Fund of Funds Composite Index (the “HFRI Index”), which returned 1.2% for the reporting period. The Fund’s allocations to event driven and relative value strategies contributed positively to the Fund’s performance, but losses in the Fund’s allocations to long/short equity and global asset allocation (“GAA” or “global macro”) strategies overwhelmed those gains.

Long/Short Equity

The Fund’s allocation to long/short equity was the biggest detractor from the Fund’s performance during the reporting period. Performance among the Fund’s individual long/short Portfolio Funds was mixed, but the group collectively contributed negatively to the Fund’s performance. Generally speaking, Portfolio Funds that had a stronger bias toward value stocks or that adopted a shorter-term, top-down approach to stock selection fared well, while those with a heavier growth bias and longer-term holding periods performed poorly. As investors reassessed the probability of tighter financial conditions during the reporting period, growth underperformed value significantly to the detriment of the latter group of Portfolio Funds. In addition, the Fund’s long/short equity Portfolio Funds with a focus on international markets generally underperformed those with more U.S. exposure amid rising geopolitical risks, including Russia’s invasion of Ukraine, as well as increased regulatory scrutiny of Chinese companies.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Event Driven

The Fund’s event driven allocation was the top contributor to the Fund’s performance for the reporting period. Most of the Fund’s individual event driven Portfolio Funds contributed positively to the Fund’s performance. In general, Portfolio Funds added value through security selection and from driving or otherwise benefiting from positive corporate catalysts, such as restructuring processes, acquisitions, and/or management changes. In addition, the Fund’s Portfolio Funds benefited from a beta tailwind in both equities and credit for much of the reporting period, and hedging strategies helped protect capital as interest rates began to rise late in the reporting period.

Relative Value

The Fund’s relative value allocation was the second largest contributor to the Fund’s performance for the reporting period. All the Fund’s individual relative value Portfolio Funds contributed positively to the Fund’s performance, and collectively, the group generated steady returns that were generally uncorrelated to risk assets. Performance attribution in this area was diverse but stemmed primarily from long/short credit strategies, systematic equity market-neutral trading, and convertible bond arbitrage.

Global Asset Allocation

The Fund’s global macro allocation was the second largest detractor from the Fund’s performance for the reporting period. There was wide dispersion in the results of the Fund’s individual global macro Portfolio Funds. Gains in commodities and commodity-linked equities were more than offset by losses in interest rates. Specifically, in the fourth quarter of 2021, a belief that central banks in Europe and the U.K. would keep policy rates on hold for longer than what was implied by market pricing proved incorrect.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Fund Performance

For the 12-month fiscal period ended March 31, 2022, the Fund’s Class I Shares returned -2.3%. The HFRI Index returned 1.2%.

	1-Year	5-Year*	Inception*
Fund NAV - Class I Shares	-2.31%	6.42%	4.19%
Fund NAV - Class A Shares	-3.04%	5.63%	5.57%
HFRI Index	1.23%	4.63%	3.47%

*Annualized: Inception of Class I Shares is July 1, 2014, Class A Shares is March 1, 2016

HFRI Index inception for this chart is July 1, 2014

The graph compares a hypothetical $50,000 investment in the Fund’s Class I Shares with a similar investment in the HFRI Index. The table compares an investment in the Fund’s Class I Shares and Class A Shares against the HFRI Index. The HFRI Index is an index composed of funds of hedge funds that voluntarily report their performance to Hedge Fund Research. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, include the reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase or sale of Fund shares. The Fund’s past performance does not predict future performance.

Deloitte & Touche LLP 111South Wacker Drive Chicago, IL 60606-4301 USA Tel +1 312 486 1000 Fax +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Evanston Alternative Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Evanston Alternative Opportunities Fund (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2022, by correspondence with the custodian or the investment manager or administrator of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

May 20, 2022

We have served as the auditor of Evanston Alternative Opportunities Fund since 2017.

Evanston Alternative Opportunities Fund

Statement of Assets and Liabilities

March 31, 2022

Assets

Cash	$508,114
Investments in Portfolio Funds, at fair value (cost $84,160,545)	95,066,428
Receivable from investments in Portfolio Funds	6,890,724
Prepaid investments in Portfolio Funds	5,000,000
Due from the Adviser	31,750
Other assets	3,751

Total assets	107,500,767

Liabilities

Payable to redeeming shareholders	1,879,709
Capital subscriptions received in advance	1,670,000
Management fees payable	253,003
Accounts payable and accrued liabilities	152,516
Trustees fees payable	22,500

Total liabilities	3,977,728

Net assets	$103,523,039

Net assets comprised of:
Paid in capital	$112,254,908
Distributable earnings	(8,731,869)

Net assets	$103,523,039

Net assets for Class I Shares	$101,420,081

Net assets for Class A Shares	$2,102,958

Class I net asset value per share (unlimited shares authorized; 11,105,950 shares issued and outstanding)	$9.13

Class A net asset value per share (unlimited shares authorized; 244,487 shares issued and outstanding)	$8.60

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Schedule of Investments

March 31, 2022

Investments in Portfolio Funds*	First Acquisition Date	Cost	Fair Value	Percentage of Net Assets	Liquidity**
Event Driven(a)
Hein Park Offshore Investors Ltd	1/1/2022	$4,250,000	$4,097,607	3.96%	Quarterly
Redwood Opportunity Offshore Fund, Ltd.	7/1/2020	2,900,000	3,296,170	3.18	Quarterly
Silver Point Capital Offshore Fund, Ltd.	1/1/2016	7,180,612	9,411,913	9.09	Annually

Total Event Driven		14,330,612	16,805,690	16.23

Global Asset Allocation(b)
Rokos Global Macro Fund Limited	11/1/2015	6,712,448	6,599,276	6.38	Monthly

Total Global Asset Allocation		6,712,448	6,599,276	6.38

Long-Short(c)
12 West Capital Fund Ltd	3/1/2022	3,000,000	2,761,598	2.67	Annual
Eversept Global Healthcare Offshore Fund, Ltd.	12/1/2020	3,150,000	3,521,888	3.40	Quarterly
Glenernie Long/Short Fund Ltd	1/1/2022	2,500,000	1,964,214	1.90	Quarterly
Matrix Capital Management Fund (Offshore) Ltd.	7/1/2014	4,788,842	5,230,519	5.05	Quarterly
Oxbow Fund (Offshore) Limited	9/1/2015	2,950,753	4,299,280	4.15	Quarterly
Pelham Global Financials Fund Ltd***	7/1/2018	3,825,800	3,323,361	3.21	Quarterly
Pleiad Asia Offshore Feeder Fund	12/1/2014	4,937,410	4,847,379	4.68	Quarterly
Whale Rock Flagship Fund Ltd.	7/1/2014	2,688,671	3,037,487	2.94	Quarterly

Total Long-Short		27,841,476	28,985,726	28.00

Relative Value(d)
Boundary Creek Fund Offshore Ltd	7/1/2021	3,500,000	3,596,149	3.47	Quarterly
Dark Forest Global Equity Offshore Fund Ltd	4/1/2021	3,750,000	4,018,965	3.88	Quarterly
Iguazu Investors (Cayman), SPC	7/1/2014	1,278,071	2,203,796	2.13	Quarterly
Pine River Fixed Income Fund Ltd.	7/1/2014	3,479	1,958	0.00	N/A*****
Steelhead Pathfinder Fund Ltd.	1/1/2020	4,050,000	4,434,182	4.28	Monthly
Triton Fund, Ltd.***	7/1/2014	72,608	35,085	0.04	N/A*****

Total Relative Value		12,654,158	14,290,135	13.80

Multi-Discipline(e)
140 Summer Partners Offshore Ltd.	2/1/2022	3,000,000	3,041,532	2.94	Quarterly
Anchorage Capital Partners Offshore, Ltd.	7/1/2014	297,823	535,563	0.52	Annually
Castle Hook Offshore Fund Ltd.	1/1/2017	2,876,045	4,993,951	4.82	Quarterly
Crake Global Feeder Fund ICAV****	10/1/2019	2,000,000	3,442,144	3.32	Monthly
FourSixThree Overseas Fund, Ltd.	1/1/2022	4,000,000	4,047,154	3.91	Quarterly
Sachem Head Offshore Ltd.	7/1/2014	4,188,894	5,348,525	5.17	Quarterly
TIG Zebedee Focus Fund Limited	7/1/2014	6,259,089	6,976,732	6.74	Monthly

Total Multi-Discipline		22,621,851	28,385,601	27.42

Total investments in Portfolio Funds		$84,160,545	95,066,428	91.83

Remaining assets less liabilities			8,456,611	8.17

Net assets			$103,523,039	100.00%

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Schedule of Investments (continued)

March 31, 2022

Investments by Strategy (as a percentage of total investments)

Event Driven	17.68%
Global Asset Allocation	6.94
Long-Short	30.49
Relative Value	15.03
Multi-Discipline	29.86

Total	100.00%

*	Investments in Portfolio Funds are non-income producing. All Portfolio Funds are domiciled in the Cayman Islands, unless otherwise noted.

**

Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods range from 30 to 180 days. If applicable, the lock up period is up to 24 months.

***	These Portfolio Funds are domiciled in Bermuda.

****	This Portfolio Fund is domiciled in Ireland.

*****	These Portfolio Funds are not redeemable; rather the Fund receives distributions through the liquidation of the underlying assets of these Portfolio Funds.

(a)

Event driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. These strategies include but are not limited to risk arbitrage, distressed situations investing, special situations, and opportunistic investing.

(b)

Global asset allocation strategies seek to exploit opportunities in various global markets. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. Portfolio Funds employing a global asset allocation strategy may take positions in currencies, sovereign bonds, global equities and equity indices, or commodities.

(c)

Long-short strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Portfolio Fund Managers in these strategies tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Long-short strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.

(d)

Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Relative value strategies consist of an exposure to some second order aspect of the market.

(e)	Multi-discipline managers employ a combination of any of the above mentioned strategies.

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Statement of Operations

For the year ended March 31, 2022

Expenses
Management fees	843,944
Professional fees	275,206
Administration and custody fees	202,891
Trustees fees	90,000
Distribution and service fee - Class A shares	10,792
Other expenses	144,931

Total expenses	1,567,764

Less: expenses reimbursed by the Adviser (Note 6)	(291,174)

Net expenses	1,276,590

Net investment loss	(1,276,590)

Realized and unrealized loss on investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds	1,935,240
Net change in unrealized appreciation on investments in Portfolio Funds	(3,945,192)

Net realized and unrealized loss on investments in Portfolio Funds	(2,009,952)

Net decrease in net assets resulting from operations	$(3,286,542)

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2022	For the year ended March 31, 2021
Net (decrease)/increase in net assets resulting from operations
Net investment loss	$(1,276,590)	$(676,959)
Net realized gain on investments in Portfolio Funds	1,935,240	2,952,823
Net change in unrealized appreciation on investments in Portfolio Funds	(3,945,192)	9,299,282

Net (decrease) increase in net assets resulting from operations	(3,286,542)	11,575,146

Shareholders’ transactions
Class I capital subscriptions (5,356,342 and 1,451,926 shares, respectively)	54,005,830	14,582,493
Class A capital subscriptions (159,621 and 45,454 shares, respectively)	1,530,000	430,000
Class I reinvestment of distributions (765,157 and 637,995 shares, respectively)	7,227,371	6,329,104
Class A reinvestment of distributions (17,436 and 3,349 shares, respectively)	155,415	31,735
Distributions to Class I shareholders	(7,327,334)	(6,329,104)
Distributions to Class A shareholders	(155,415)	(31,735)
Class I tender offers (455,646 and 1,204,010 shares, respectively)	(4,377,722)	(12,302,838)

Net increase in net assets resulting from shareholders’ transactions (5,665,853 and 885,911 Class I shares, respectively and 177,057 and 48,803 Class A shares, respectively)	51,058,145	2,709,655

Change in net assets	47,771,603	14,284,801

Net assets, beginning of year (5,440,097 and 4,554,186 Class I shares, respectively and 67,430 and 18,627 Class A shares, respectively)	55,751,436	41,466,635

Net assets, end of year (11,105,950 and 5,440,097 Class I shares, respectively and 244,487 and 67,430 Class A shares, respectively)	$103,523,039	$55,751,436

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Statement of Cash Flows

For the year ended March 31, 2022

Operating activities
Net decrease in net assets resulting from operations	$(3,286,542)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments in Portfolio Funds	(56,600,000)
Withdrawals from Portfolio Funds	7,192,720
Investments in short-term investments	(1,100,000)
Withdrawals from short-term investments	1,100,000
Net realized gain on investments in Portfolio Funds	(1,935,240)
Net change in unrealized appreciation on investments in Portfolio Funds	3,945,192
Decrease in due from the Adviser	57,460
Increase in other assets	(473)
Increase in management fees payable	122,433
Increase in accounts payable and accrued liabilities	12,352

Net cash used in operating activities	(50,492,098)

Financing activities
Line of credit borrowing	4,620,000
Repayment of line of credit borrowing	(4,620,000)
Capital subscriptions	51,880,830
Capital redemptions	(3,108,155)
Distribution to shareholders	(99,963)

Net cash provided by financing activities	48,672,712

Net change in cash	(1,819,386)
Cash, beginning of year	2,327,500

Cash, end of year	$508,114

Supplemental disclosure of cash flow information:
Non-cash distributions reinvested	$7,382,786

Cash paid for interest	$2,422

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Financial Highlights

Class I

	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2019	For the year ended March 31, 2018
Net asset value per share, beginning of year	$10.13	$9.07	$9.19	$9.67	$9.63

Net income (loss) from investment operations*:
Net investment loss	(0.15)	(0.15)	(0.13)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.06)	2.91	0.28	0.07	0.71

Total from investment operations	(0.21)	2.76	0.15	(0.08)	0.55
Distributions paid from:
Net investment income	(0.79)	(1.70)	(0.27)	(0.40)	(0.51)

Net asset value per share, end of year	$9.13	$10.13	$9.07	$9.19	$9.67

Total return	(2.31%)	30.86%	1.52%	(0.61%)	5.82%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$101,420	$55,100	$41,303	$43,547	$54,137

Portfolio turnover	17.16%	33.12%	16.16%	17.60%	8.94%
Ratio of expenses to average net assets before expense waiver and reimbursement**	1.83%	2.45%	2.20%	2.37%	2.18%
Ratio of expenses to average net assets after expense waiver and reimbursement**	1.50%	1.53%	1.50%	1.66%	1.70%
Ratio of net investment loss to average net assets**	(1.50%)	(1.53%)	(1.44%)	(1.61%)	(1.68%)

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Financial Highlights

Class A

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2022	2021	2020	2019	2018
Net asset value per share, beginning of year	$9.66	$8.77	$8.96	$9.51	$9.55

Net income (loss) from investment operations*:
Net investment loss	(0.21)	(0.22)	(0.20)	(0.22)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.06)	2.81	0.28	0.07	0.70

Total from investment operations	(0.27)	2.59	0.08	(0.15)	0.47
Distributions paid from:
Net investment income	(0.79)	(1.70)	(0.27)	(0.40)	(0.51)

Net asset value per share, end of year	$8.60	$9.66	$8.77	$8.96	$9.51

Total return**	(3.04%)	29.88%	0.77%	(1.35%)	5.03%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$2,103	$651	$163	$216	$219

Portfolio turnover	17.16%	33.12%	16.16%	17.60%	8.94%
Ratio of expenses to average net assets before expense waiver and reimbursement***	3.07%	5.85%	6.49%	6.73%	4.13%
Ratio of expenses to average net assets after expense waiver and reimbursement***	2.24%	2.29%	2.25%	2.40%	2.45%
Ratio of net investment loss to average net assets***	(2.24%)	(2.29%)	(2.19%)	(2.35%)	(2.43%)

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	Sales loads applicable to Class A shares are not reflected in the total return.
***	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes to financial statements.

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

1.	Organization

Evanston Alternative Opportunities Fund (the “Fund”) was formed on October 16, 2013 as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a closed-end, non-diversified, management investment company and commenced operations on July 1, 2014. The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund is a “fund of funds” formed to invest substantially all of its assets in investment vehicles often referred to as hedge funds (“Portfolio Funds”) that are managed by independent investment managers (“Portfolio Fund Managers”).

Evanston Capital Management, LLC (the “Adviser”), a Delaware limited liability company, serves as the Fund’s investment adviser and is responsible for the day-to-day management of the Fund and for investing the Fund’s assets in various Portfolio Funds, subject to policies adopted by the Board of Trustees of the Fund (the “Board”). The Board provides broad oversight over the operations and affairs of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

2.	Significant Accounting Policies

Basis of Accounting — The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

Income Recognition and Expenses — All investment transactions are recorded on the trade date. Realized gains and losses on investments in Portfolio Funds are determined using the average cost method. Interest income and expenses are recognized on an accrual basis. Income, expenses, gains and losses are allocated pro rata to each of the share classes in the Fund based on each class’s beginning net asset value, except those expenses that are specifically attributable to a share class are allocated solely to such class.

Use of Estimates — The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Taxes — The Fund is classified as a corporation for federal income tax purposes and qualifies to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund intends to distribute to its shareholders all of its distributable net investment income and net realized gains on investments in Portfolio Funds. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these financial statements.

FASB ASC Topic 740 - Income Taxes, provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

2.	Significant Accounting Policies (continued)

not criterion based on the largest benefit that is more than 50 percent likely to be realized. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. Therefore, no additional tax expense, including any interest or penalties, was recorded for the year ended March 31, 2022. To the extent the Fund is required to record interest and penalties, they would be included in interest expense and other expenses, respectively, in the Statement of Operations.

All tax years remain subject to examination by the Internal Revenue Service and taxes associated with State and foreign jurisdictions remain subject to examination based on varying statutes of limitations.

Dividend Reinvestment Plan — Pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”), each Shareholder will automatically be a participant under the DRP and all income distributions, whether dividend distributions and/or capital gains distributions, will automatically be reinvested in the Fund. Shareholders who affirmatively choose not to participate in the DRP will receive any income distributions, whether dividend distributions and/or capital gains distributions, in cash.

Net Asset Value Determination — The net asset value (“NAV”) of the Fund is determined as of the close of business on the last day of each month in accordance with the valuation principles, or as determined from time to time in accordance with policies established by the Board.

Investments in Portfolio Funds — The Fund values investments in Portfolio Funds at fair value in good faith, generally at the Fund’s pro rata interest in the net assets of these entities. Investments held by these Portfolio Funds are valued at prices that approximate fair value. The fair value of certain of the investments held by these Portfolio Funds, which may include private placements and other securities for which values are not readily available, are determined in good faith by the Portfolio Fund Managers of the respective Portfolio Funds. The estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments, and these differences could be material. Net asset valuations are provided monthly by these Portfolio Funds. Gain (loss) on investments in Portfolio Funds is net of all fees and allocations payable to the Portfolio Fund Managers of the Portfolio Funds.

Capital Subscriptions Received in Advance — Capital subscriptions received in advance represent cash receipts from shareholders received on or prior to March 31, 2022 for which shares were issued on April 1, 2022.

3.	Income Taxes

As of March 31, 2022, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$101,727,495

Gross unrealized appreciation	$12,577,149
Gross unrealized depreciation	(19,238,216)

Net unrealized appreciation/(depreciation) on investments	$(6,661,067)

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

3.	Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of distributable earnings as of October 31, 2021, the Fund’s last tax year, shown below represent distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years. The capital loss carryforward is not subject to expiration and will be utilized to offset future realized gains. The capital loss carryforward will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax:

Undistributed Ordinary Income	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)

$7,482,749	$(3,052,524)	$(524,559)

The Fund did not have any permanent book-to-tax basis differences requiring the reclassification of amounts as of October 31, 2021, the Fund’s tax year end, between accumulated net investment loss, accumulated net realized loss from investments in Portfolio Funds and paid in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2022.

Dividends and Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Distribution of Income and Gains — The Fund declares and distributes dividends from net investment income and net realized gains, if any, on an annual basis. The tax character of distributions paid for the fiscal year ended March 31, 2022 and March 31, 2021 was as follows:

Ordinary income: $7,482,749 and $6,360,839, respectively

4.	Investments by the Fund

Portfolio Fund Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the year ended March 31, 2022, the fees for these services range from 0.45% to 2.0% per annum for management fees and 5% to 35% for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate.

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

4.	Investments by the Fund (continued)

Based on the information the Adviser typically receives from the Fund’s Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund has no unfunded capital commitments to Portfolio Funds as of March 31, 2022.

5.	Share Capital

The Fund offered Class I shares of beneficial interests to investors at an initial price of $10.00 per Share. As of June 1, 2015, the Fund offers two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares” and together with the Class A Shares, the “Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. All Shares issued prior to June 1, 2015 have been designated as Class I Shares in terms of rights accorded and expenses borne. Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Shares, on a best efforts basis, subject to various conditions. Shares of the Fund may be purchased from the Fund or through advisers, brokers, and dealers that have entered into selling agreements with the Distributor. Shares are offered and may be purchased on a monthly basis.

The Shares are sold at the current NAV per Share as of the date on which the purchase is accepted. Each investor will be required to represent that they are acquiring Shares directly or indirectly for the account of an eligible investor, which is limited to accredited investors as defined in Regulation D under the Securities Act of 1933, as amended. The minimum initial investment in the Fund is $50,000, and the minimum additional investment in the Fund is $10,000. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Certain selling brokers or dealers and financial advisers may impose higher minimum investment levels, or other requirements. Class A Shares may be subject to a sales load of up to 3%. Such sales load will be subtracted from the investment amount and will not form part of an investor’s investment in the Fund. The sales load may be waived for institutional investors, employees of the Adviser, the Distributor or a financial intermediary and their affiliates and members of their immediate families, and such other persons at the discretion of the Adviser.

Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to repurchase any or all of their Shares. At the discretion of the Board, the Fund intends to provide a limited degree of liquidity to shareholders by conducting repurchase offers generally quarterly. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Board will consider a variety of factors. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV per Share as determined as of approximately March 31, June 30, September 30, and December 31, of each year, as applicable (each, a “Valuation Date”). The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent, or given to shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer ordinarily will be limited to the repurchase of approximately 5-25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

5.	Share Capital (continued)

be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer.

If the interval between the date of purchase of Shares and the date in which Shares are repurchased is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund. There were no withdrawal fees charged during the fiscal year. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held longest first.

In connection with the Class A Shares of the Fund, the Fund pays the Distributor or a designee a distribution and service fee equal to 0.75% per annum of the aggregate value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (prior to any repurchases of Class A Shares and prior to the Management Fee being calculated) (“Distribution and Service Fee”). The Distribution and Service Fee is payable quarterly.

6.	Management Fee and Related Party Transactions

In consideration of the management services the Adviser provides to the Fund, the Fund pays the Adviser a quarterly fee (the “Management Fee”). From July 1, 2015 through December 31, 2018 the Management Fee was computed at an annual rate of 1.20% of the aggregate value of the Fund’s outstanding Shares determined as of the last calendar day of each month and payable quarterly (before any repurchases of Shares and prior to the Management Fee being calculated). Effective as of January 1, 2019 the Management Fee was reduced to 1.00% per annum.

Through December 31, 2018, the Adviser contractually agreed to limit the total annualized operating expenses of the Fund (exclusive of any borrowing and investment-related costs and fees, taxes, extraordinary expenses, and the fees and expenses associated with the underlying Portfolio Funds) to 1.70% with respect to the Class I Shares and 2.45% with respect to the Class A Shares (due to Distribution and Service Fee). From January 1, 2019 up to and including July 31, 2022, the annualized operating expense limits have been reduced commensurate with the Management Fee reduction for Class I Shares and Class A Shares to 1.50% and 2.25%, respectively (the “Expense Limitation Agreement”). Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 1.50% with respect to the Class I Shares or 2.25% with respect to the Class A Shares. Moreover, pursuant to certain prior expense limitation agreements (each, a “Prior Expense Limitation Agreement”), the Adviser is permitted to recover fees and expenses it has waived or borne pursuant to such Prior Expense Limitation Agreement from the applicable class or classes of Shares (whether through reduction of its fees or otherwise) to the extent that the Fund’s expenses with respect to the applicable class of Shares fall below the annual rate set forth in such Prior Expense Limitation Agreement pursuant to which such fees and expenses were waived or borne; provided, however, that the Fund is not obligated to pay any such reimbursed fees or expenses more than three years after the date on which the fee or expense was borne by the Adviser. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate (1.50% and 2.25%, respectively) set forth above. For the year ended March 31, 2022, operating expenses reimbursed by the Adviser were $291,174, but are subject to recapture.

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

6.	Management Fee and Related Party Transactions (continued)

As of March 31, 2022, no amounts were recaptured. The amount subject to potential future recapture by the Adviser is $1,025,576. Such potential future recaptures will expire as follows:

Subject to expiration in the year ended:	Amount

March 31, 2023	$324,136
March 31, 2024	410,266
March 31, 2025	291,174

$1,025,576

Of the $291,174 reimbursed by the Adviser for the year ended March 31, 2022, $31,750 is due from the Adviser as of March 31, 2022.

Compensation to the Trustees of the Fund during the year ended March 31, 2022 was $90,000. No fees were paid by the Fund to the Interested Trustee or Officers. As of March 31, 2022, related parties of the Adviser held Shares in the Fund that comprise 3% of total net assets.

7.	Administrative Services, Line of Credit and Custody Agreements

BNY Mellon Investment Servicing (US) Inc. provides certain administrative services to the Fund.

The Fund has entered into a note purchase agreement (“CS Facility”) with Credit Suisse AG, acting through its Cayman Islands Branch (“CS”). The CS Facility provides for a total commitment of $5 million. Subject to certain events of default and other financial conditions set forth in the CS Facility, the Fund is permitted to draw on the CS Facility in an amount equal to the maximum commitment amount. Funds drawn under the CS Facility are generally used to finance short-term timing differences between (a) the repurchases requested from the Fund’s shareholders and redemptions requested by the Fund from its Portfolio Funds and (b) investments in the Fund’s Portfolio Funds while waiting for subscription proceeds from the Fund’s shareholders or redemption proceeds from Portfolio Funds.

Under the CS Facility, the fee on the unused commitment amount is 0.35% per annum and the interest rate for funds drawn is three month LIBOR plus 1.20% per annum. The line of credit payable on the Statement of Assets and Liabilities approximates fair value. There was no outstanding balance under the CS Facility as of March 31, 2022.

The Fund has entered into a Global Custody Agreement with The Bank of New York Mellon (the “Custodian”) as custodian for the Fund’s securities and other assets registered in the name of the Custodian (or its nominees). In order to secure the Fund’s obligations under the CS Facility, the Fund has pledged and granted a security interest to CS (i) in the custodial account maintained with the Custodian in which investments in Portfolio Funds are to be credited, (ii) in the Fund’s securities entitlements with respect to all investments credited to such custodial account and (iii) in other assets of the Fund.

Evanston Alternative Opportunities Fund

Notes to Financial Statements

For the year ended March 31, 2022

8.	Securities Transactions

Aggregate purchases and proceeds from sales of Portfolio Funds for the year ended March 31, 2022 amounted to $57,700,000 and $13,646,225, respectively.

9.	Fair Value Measurement

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments in Portfolio Funds valued at NAV are not required to be included in the fair value hierarchy. As such, investments in Portfolio Funds with a fair value of $95,066,428 are excluded from the fair value hierarchy as of March 31, 2022.

As of the year ended March 31, 2022, the Fund held no investments other than the Portfolio Funds valued at NAV.

10.	Risk Factors

For the year ended March 31, 2022, the Fund had no direct commitments to purchase or sell securities, financial instruments, or commodities relating to derivative financial instruments. The Fund may have indirect commitments that arise through positions held by Portfolio Funds in which the Fund invests. However, as a shareholder in these Portfolio Funds, the Fund’s risk is limited to the current value of its investment, which is reflected in the Statement of Assets and Liabilities and the Schedule of Investments.

The Adviser has no knowledge of any financial institution, brokerage firm, or other trading counterparty with which the Fund had a concentration of direct credit risk relating to any direct trading activity for the year ended March 31, 2022.

The Fund and the Portfolio Funds may be involved in certain legal actions in the ordinary course of their businesses. It is belief of the Adviser that such actions that the Adviser is currently aware of will not have a material adverse effect on the net assets or results of the operation of the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements, if any, is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Subsequent events

Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued and noted that no subsequent events needed to be recorded or disclosed, other than listed below.

On May 4, 2022, the amount due from the Adviser was settled.

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Investment Management Agreement with the Adviser

The 1940 Act requires that the Board of the Fund, including a majority of the members of the Board who are not affiliated with the Adviser (“Independent Trustees”), voting separately, approve the continuance of the Investment Management Agreement, between the Fund and the Adviser, as investment adviser.

At the in-person meeting1 of the Board on December 16, 2021 (the “Board Meeting”), the Board considered the continuance of the Investment Management Agreement between the Fund and the Adviser, for an additional one year period. The Board was assisted in its review by K&L Gates LLP, the Fund’s outside counsel. Prior to the Board Meeting, the Independent Trustees met telephonically with K&L Gates LLP to discuss the process and the appropriate factors to consider when determining whether to approve the continuance of the Investment Management Agreement. The Independent Trustees also met with K&L Gates LLP at the Board Meeting in the executive session separate from the representatives of the Adviser. In connection with the Board’s consideration of the approval of the continuance of the Investment Management Agreement, the Adviser provided certain materials and information reasonably necessary for the Board to evaluate the terms of the Investment Management Agreement (the “Adviser Materials”).

In connection with the Board’s consideration of approving the continuance of the Investment Management Agreement, the Board noted that all facts and circumstances surrounding the Adviser’s relationship with the Fund are appropriate for consideration but that the most relevant factors generally are the following: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the Fund’s investment performance; (3) a comparative analysis of advisory fees paid by, and the expense ratios of other similar funds; (4) the costs of the services provided and the resulting profits realized by the Adviser from its relationship with the Fund, including the extent to which the Adviser has realized economies of scale through growth of Fund assets; (5) whether economies of scale actually achieved or that may potentially be achieved suggest that a contract should contain breakpoints so that shareholders obtain the benefits of such economies of scale; and (6) other sources of revenue and intangible benefits to the Adviser from its relationship with the Fund.

A presentation was made by the Adviser at the Board Meeting regarding the services provided by the Adviser pursuant to the Investment Management Agreement, including, but not limited to, the Adviser’s selection and review process of Portfolio Funds. Through this presentation, the pre-Board Meeting conference call with K&L Gates LLP, and the Adviser Materials, the Board received and considered information regarding the nature, extent and quality of the services provided to the Fund by the Adviser. The Board reviewed the investment objective and policies of the Fund with the Adviser and the experience, qualifications, backgrounds and responsibilities of the Adviser’s senior investment professionals who are primarily responsible for the Fund’s portfolio management. The Board also considered the Adviser’s role in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services provided by the Adviser to the Fund that are necessary for the operation of the Fund. The Board recognized the benefits that the Fund derives from the resources available to the Adviser.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s meetings since the beginning of the pandemic have been held via conference call or videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Investment Management Agreement with the Adviser

The Board also reviewed with the Adviser a presentation of the Fund’s performance as compared to a group of other registered funds of hedge funds that have objectives and strategies that are similar to those of the Fund. Among other things, the Board was provided with performance data versus a peer group of similar registered closed-end funds-of-hedge funds for the fiscal years ended 2017 through 2021, as well as the 5-year return of each fund. The Board noted that the Fund, as compared to the peer group, generally outperformed over the longer term, with a few exceptions. The Board also noted that performance was strong when factors such as asset size were considered. The peer group performance was obtained from publicly available sources and measured as of each such peer group fund’s most recent fiscal year end.

In addition, the Board reviewed and considered a chart setting forth the fee structure of other similar registered funds of hedge funds (the “Fee Comparison Chart”). The Board reviewed and discussed the fees and the expense ratio of the Fund, as well as the fees and expense ratios of these other similar funds, as set forth in the Fee Comparison Chart. The Board determined that the Management Fee for the Fund was within the range of the management fees associated with these similar funds. The Board compared the Fund’s expense ratio to these comparable funds and considered the Adviser’s willingness to contractually cap certain operating expenses of the Fund. The Board determined that the expense ratio was within range of the expense ratios of similar funds, after taking into account the effects of the expense waiver. After review, the Board concluded that the expense ratio for the Fund was appropriate.

The Board reviewed information prepared by the Adviser concerning any profits realized by it with respect to the Fund. The Board noted that the Adviser is responsible for all salaries and employee benefit expenses of its employees and any of its affiliates involved in the management and conduct of the Fund’s business and affairs and related overhead (including rent and other similar items). As such, the Fund will not be responsible for these expenses. In evaluating the profitability of the Adviser with respect to the Fund, the Board took into account the expenses borne by the Adviser, the Expense Limitation Agreement and the Adviser’s resources utilized in managing the Fund. The Board also observed that the Adviser believes the Fund will be reasonably profitable to the Adviser over the long term, notwithstanding that, given the size of the Fund, the Adviser does not expect to generate significant profits from advising the Fund until its size increases substantially.

The Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Adviser stated that as the assets of the Fund increase over time, the Fund and its Shareholders may realize economies of scale as certain expenses become a smaller percentage of overall assets. However, the Board noted that the Adviser had not incorporated any breakpoints to reflect the potential for reducing the Management Fee as assets grow. The Board determined that, because of the Fund’s asset size and the revenues expected to be generated, the Board did not believe breakpoints were appropriate at this time.

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Investment Management Agreement with the Adviser

The Board also considered so-called “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund. Although the Board acknowledged that the Fund enhances the line of investment products managed by the Adviser and therefore the Adviser’s management of the Fund may increase the amount of assets managed and revenue generated by the Adviser, based on the profits realized by the Adviser, the Adviser does not expect to receive any significant indirect benefits from managing the Fund.

Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

●      The Board concluded that the nature, extent and quality of the services to be provided by the Adviser would be adequate and appropriate, noting the benefits of the Adviser’s investment process and portfolio management and other services to be provided by the Adviser.

●      The Board concluded that the performance of the Fund and the Adviser was reasonable, in light of other considerations, to support the continuation of the Investment Management Agreement.

●      The Board concluded that the Fund’s Management Fee to be paid to the Adviser was reasonable in light of the considerations discussed above.

●      The Board concluded that the Fund’s profitability to the Adviser from its relationship with the Fund was reasonable, in light of other considerations, to support the continuation of the Investment Management Agreement.

●      The Board recognized that, given the Fund’s assets, significant economies would not be realized until the size of the Fund increases.

At the Board Meeting, the Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approving the continuance of the Investment Management Agreement, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, was in the best interests of the Fund and its Shareholders, and the Board approved the continuance of the Investment Management Agreement, at the Board Meeting for an additional twelve month period.

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Trustees’ and Officers’ Biographical Data

The identity of, and brief biographical information regarding, each Independent Trustee is set forth below. The business address of each Trustee is care of Evanston Capital Management, LLC, 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.

INDEPENDENT TRUSTEES***
Name and Age	Position(s) with the Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen By Trustee	Other Directorships Held by Trustee During the Last Five Years
Robert Moyer Age: 75	Trustee since February 2014	Perpetual until resignation or removal	Retired. Formerly President and Chief Executive Officer of Driehaus Capital Management, Inc. (an investment adviser) and Driehaus Securities Corporation (a mutual fund distributor).	1	N/A
Ingrid Stafford Age: 68	Trustee since February 2014	Perpetual until resignation or removal	Retired. Northwestern University, 1977-2019; Senior Advisor, 2018- 2019; Vice President for Financial Operations & Treasurer, 2014- 2018; Associate Vice President for Financial Operations & Treasurer, 2006-2014.	1

Wintrust, Inc. (1998- 2021); Wintrust Bank (1994-present); Wintrust Wealth (2021- present); Evangelical Lutheran Church in America (2013-2019); Evangelical Lutheran Church in America Foundation (2021- present)

William Adams IV Age: 66	Trustee since May 2020	Perpetual until resignation or removal	Retired. Formerly Senior Adviser (2017), Co-Chief Executive Officer and Co-President (2016- 2017), Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (2017) of Nuveen, LLC; Co-President, Global Products and Solutions (2017), Co-Chief Executive Officer (2016-2017) of Nuveen Securities, LLC; Co- President (2011-2017) of Nuveen Fund Advisors, LLC; President (2011-2017) of Nuveen Commodities Asset Management, LLC	1	Nuveen Investments, Inc. (179 open-end and closed-end mutual funds) (2013-2017); Chicago Symphony Orchestra; Gilda’s Club Chicago

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Trustees’ and Officers’ Biographical Data (continued)

INTERESTED TRUSTEE** AND OFFICERS***
Name and Age	Position(s) with the Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen By Trustee	Other Directorships Held by Trustee During the Last Five Years
Kenneth A. Meister ** Age: 53	Trustee since 2014, President and Principal Executive Officer since 2013	Perpetual until resignation or removal	President (since January 2013) and Chief Operating Officer of Evanston Capital Management, LLC	1	Ravinia Festival Association (Dec 2017 - Present)
Brian Lease Age: 37	Treasurer and Principal Financial Officer since 2021	Perpetual until resignation or removal

Chief Financial Officer of Evanston Capital Management, LLC (January 2021-present); Managing Director, Accounting and Finance of Evanston Capital Management, LLC (February 2019-December 2020); Vice President, Fund Controller of Evanston Capital Management, LLC (May 2015-January 2019)

				N/A	N/A
Scott Zimmerman Age: 45	Secretary and Chief Legal Officer since 2013	Perpetual until resignation or removal	General Counsel of Evanston Capital Management, LLC	N/A	N/A
Melanie Lorenzo Age: 42	Chief Compliance Officer since 2013	Perpetual until resignation or removal	Associate General Counsel and Chief Compliance Officer of Evanston Capital Management, LLC	N/A	N/A

* “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. There are no other funds in the Fund Complex.

** An Interested Trustee is a Trustee of the Fund who is an “interested person” as defined by the 1940 Act.

Evanston Alternative Opportunities Fund

Supplemental Information (Unaudited)

Trustees’ and Officers’ Biographical Data (continued)

*** Additional information about the Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained upon request and without charge by writing to the Fund at Evanston Alternative Opportunities Fund, c/o BNY Mellon Investment Servicing (US) Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, by calling the Fund at 1-877-356-6316, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Additional Information

Proxy Voting

A description of the Fund’s proxy voting policies and procedures and the Fund’s portfolio securities voting record during the prior twelve month period ending June 30 of each year is available without charge, upon request, by calling the Fund at 1-877-356-6316 and on the SEC web site at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“FORM N-PORT”)

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the SEC on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No item to be disclosed pursuant to this paragraph.

(c)

During the period covered by this report, the Registrant did not amend provisions of its Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Registrant’s Code of Ethics is filed herewith.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit (a)(1) pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Ingrid Stafford is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for 2022 and $38,700 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,500 for 2022 and $2,500 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Policy”). This Policy describes how the Audit Committee oversees the services the independent registered public accounting firm (“Auditor”) provides to the Registrant, and the pre-approval of the Auditor’s audit, audit-related, and non-audit services to assure that such services do not impair the Auditor’s independence.

The Policy states that the Audit Committee may either generally pre-approve, or require specific pre-approval of, audit and non-audit services. The Registrant’s annual audit services engagement scope and terms require the Audit Committee’s specific pre-approval, and audit services performed thereafter require general pre-approval. Audit-related services, as well as tax services that do not impair the Auditor’s independence are subject to the Audit Committee’s general pre-approval. The Policy prohibits certain non-audit services; non-audit services that are not prohibited under the Policy require specific pre-approval, and are permitted if they are routine and recurring services that would not impair the Auditor’s independence and are consistent with the Sarbanes-Oxley Act of 2002 and rules relating thereto.

The Audit Committee is not required to pre-approve de minimis fees relating to non-audit services to the Registrant that were not recognized as non-audit services at the time of the Auditor’s engagement, and which are promptly brought to the Audit Committee’s attention and approved prior to the audit’s completion. “De Minimis” fees are those fees that are less than 5% of the total fees the Auditor receives in a fiscal year for its services to the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees –   0%

(c) Tax Fees –   N/A

(d) All Other Fees –   N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2022 and $0 for 2021.

(h)

The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated to the Adviser the voting of proxies relating to the Registrant’s portfolio securities. A summary of the Adviser’s Proxy Voting Policies and Procedures follows:

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) addresses investment advisers’ fiduciary obligation to their clients when these advisers have the authority to vote proxies of securities in client accounts. Evanston Capital Management, LLC (“Adviser”) has implemented Proxy Voting Policies and Procedures (the “Proxy Policy”) that are reasonably designed to ensure that the Adviser votes client securities in its clients’ best interests in accordance with its fiduciary duties.

In its capacity as a manager of funds of investment funds, the Adviser rarely, if ever, is requested to vote the proxies of traditional operating companies. None of the funds of funds advised by the Adviser (the “Funds”) has been formed for the purpose of holding publicly traded securities, and the securities of unregistered private funds (“Portfolio Funds”) securities generally will not have voting rights. Rather, from time to time, the Adviser may be requested to vote on behalf of its Funds in their capacities as Portfolio Fund investors, and such proxies generally involve Portfolio Fund term and structure changes. In all cases, the Adviser will consider how its vote could affect the Funds, and will be guided by general fiduciary principles. The Adviser will exercise voting or consent rights in a manner it believes to be in a Fund’s best interests, and consistent with efforts to achieve the Fund’s stated objective, including maximizing portfolio value.

The Adviser’s General Investment Committee or, with respect to certain Funds, a subset of the General Investment Committee (the “Subset Committees,” and collectively with the General Investment Committee, the “Committee”) votes proxies as well as other votes it is requested to make on the Registrant’s behalf. The Adviser’s general policy is to vote in accordance with the recommendation of a Portfolio Fund’s management on routine and administrative matters, unless the Adviser has a particular reason to vote to the contrary. With respect to non-recurring or extraordinary matters, the Adviser will vote on a case-by-case basis in accordance with the goals of achieving the Registrant’s stated objective. The Adviser’s Chief Compliance Officer, General Counsel, or their delegate will be responsible for monitoring and submitting any and all corporate actions in a timely manner.

The Registrant may purchase non-voting securities of, or irrevocably waive or limit contractually the right to vote in respect of, Portfolio Funds in order to prevent the Registrant from becoming an “affiliated person” of the Portfolio Fund for purposes of the Investment Company Act of 1940, as amended (“Company Act”) and becoming subject to the prohibitions on transactions with affiliated persons contained in the Company Act. Consequently, the Registrant may not be able to vote to the full extent of its economic interest, including matters that could adversely affect the Registrant’s investment. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Registrant’s Board of Trustees. Entering into voting waivers is expected to allow the Registrant to purchase interests in Portfolio Funds that represent attractive investment opportunities, which the Registrant might otherwise be restricted from holding pursuant to the prohibitions on transactions with affiliated persons under the Company Act.

If the Adviser determines that a conflict or potential conflict exists between the Adviser’s and the Funds’ interests, the Adviser may vote proxies despite the existence of the conflict. If the Adviser determines that a conflict or potential conflict of interest is material, the Adviser’s Chief Compliance Officer will work with appropriate personnel to agree upon a method to resolve such conflict before voting proxies affected by the conflict.

Form N-PX will contain the Registrant’s complete proxy voting record for the twelve months ended June 30, and will be filed annually no later than August 31. The Registrant’s Form PX is available without charge, upon request, by calling the Registrant at (847) 328-4676, or by visiting the Securities and Exchange Commission’s website (https://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of June 1, 2022:

Adam B. Blitz, CFA. Mr. Blitz is the Chief Executive Officer, Chief Investment Officer, a Founding Partner and a member of the General Investment Committee of Evanston Capital Management, LLC (the “Adviser”). He joined the Adviser at inception in 2002. He has over fifteen years of institutional investment management experience with an emphasis in quantitative analysis, trading and risk management.

Kristen VanGelder, CFA. Ms. VanGelder is a Partner – Deputy Chief Investment Officer and a member of the General Investment Committee of the Adviser. She joined the firm in August 2003 and is primarily responsible for investment research, including the sourcing, evaluation, and due diligence of prospective investments as well as the ongoing monitoring of existing investments. Her responsibilities also include portfolio construction and risk management.

(a)(2)(i-iii)

PORTFOLIO MANAGERS

Total Other Accounts Managed Table

(As of March 31, 2022)

Portfolio Manager	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)

Adam B. Blitz	0	$0	11	$4,657	0	$0

Kristen VanGelder	0	$0	11	$4,657	0	$0

(1)  This chart does not include information with respect to the Registrant.

Performance-Based Fee Accounts Information Table

(As of March 31, 2022)

Portfolio Manager	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)

Adam B. Blitz	0	$0	10	$4,440	0	$0

Kristen VanGelder	0	$0	10	$4,440	0	$0

(1)  This chart does not include information with respect to the Registrant.

(a)(2)(iv)

The portfolio managers, in performing their duties with the Adviser, manage accounts other than the Registrant. In addition, they may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and its affiliates, “Other

Accounts”). The Registrant has no interest in these activities. As a result of the foregoing, the portfolio managers will be engaged in substantial activities other than on behalf of the Registrant and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Registrant and Other Accounts.

There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Registrant’s assets they commit to such investment. There also may be circumstances under which the Adviser purchases or sells an investment for Other Accounts and does not purchase or sell the same investment for the Registrant, or purchases or sells an investment for the Registrant and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser that investment decisions for the Registrant and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among clients over time, including the Registrant. Therefore, there may be situations where the Adviser does not invest the Registrant’s assets in certain Portfolio Funds in which Other Accounts may invest or in which the Registrant may otherwise invest.

The Adviser and its affiliates may have interests in Other Accounts they manage that differ from their interests in the Registrant and may manage such accounts on terms that are more favorable to them (e.g., may receive higher fees or performance allocations) than the terms on which they manage the Registrant. As a result, the Adviser and its affiliates may have an incentive to allocate the investment opportunities they believe will be most profitable to Other Accounts instead of allocating them to the Registrant.

(a)(3) The following information is as of March 31, 2022:

Portfolio managers at the Adviser are compensated through a number of different methods. First, a base salary is paid to all of the portfolio managers. Secondly, an objective related bonus is paid annually and reflects the level of achievement the portfolio manager has made regarding the investment activities of the Adviser in respect of its accounts for that period with the overall bonus pool which is based upon the profitability of the Adviser as a whole. There are no other special compensation schemes for the portfolio managers.

(a)(4) Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned as of March 31, 2022
Adam B. Blitz	$100,001 - $500,000
Kristen VanGelder	$50,001 - $100,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Evanston Alternative Opportunities Fund

By (Signature and Title)*	/s/Kenneth A. Meister
Kenneth A. Meister, President and Principal Executive Officer (principal executive officer)

Date    June 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Kenneth A. Meister
Kenneth A. Meister, President and Principal Executive Officer (principal executive officer)

Date    June 1, 2022

By (Signature and Title)*	/s/Brian Lease
Brian Lease, Treasurer and Principal Financial Officer (principal financial officer)

Date    June 1, 2022

* Print the name and title of each signing officer under his or her signature.